Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 19, 2000
                                -----------------
                                (Date of Report)



                             AREMISSOFT CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 7372                  68-0413929
 ----------------------------      --------------         -------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)          Identification No.)




              216 Haddon Avenue, Suite 607, Westmont, NJ      08108
              ------------------------------------------    ---------
               (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (856) 869-0770

Item 5. Other Events

     On December 5, 2000, pursuant to a Share Purchase Agreement ("Agreement') dated November 28, 2000, AremisSoft Corporation ("AremisSoft"), through its wholly owned subsidiary AremisSoft (E.E. M.E. A.), a Cyprus corporation, acquired all of the outstanding capital stock of e-ChaRM Pvt Ltd, an India corporation ("e-ChaRM"). As a result of the acquisition, e-ChaRM has become a wholly-owned subsidiary of AremisSoft.

     Under the terms of the Agreement, AremisSoft acquired all of the outstanding shares of e-ChaRM for approximately $10.9 million in an all cash transaction. AremisSoft funded the acquisition utilizing working capital. A copy of the Agreement is included herein as Exhibit 10.28 and is incorporated by reference into this Item 5. The foregoing description is qualified in its entirety by reference to the exhibit.

     The consideration paid by AremisSoft for the outstanding capital stock of e-ChaRM pursuant to the Agreement was determined through negotiations that took into account various factors concerning the business of e-ChaRM including, among other things, the market value of comparable companies.

     e-ChaRM is a supplier of web based Customer Relationship Management and Hospital Management Systems software, applications and services. Through this acquisition, AremisSoft intends to combine e- ChaRM technology and application skills with AremisSoft's enterprise applications to help enable AremisSoft to offer a broader array of products and services. The principal offices of e-ChaRM are located in India.

     On December 19, 2000, AremisSoft completed the acquisition of the lodging and international hospitality businesses of Eltrax Hospitality Group, Inc., a Delaware Company ("Eltrax Hospitality") and a subsidiary of Verso Technologies, Inc. (formerly Eltrax Systems, Inc.). The acquisition was completed with the closings of the transactions with Eltrax Hospitality's Hong Kong and Singapore subsidiaries, the last of eight international transactions. Through a purchase of assets and assumption of certain liabilities AremisSoft acquired the lodging and hospitality businesses of Eltrax Hospitality in the
United States, Norway, Australia, Switzerland, United Kingdom, Malaysia, Belgium, Hong Kong and Singapore. AremisSoft acquired these businesses for $10 million in an all cash transaction.

Item 7. Financial Statements and Exhibits.


     (c)  Exhibits.

               10.20 Form of Agreement  between  AremisSoft Norway AS and Eltrax Scandinavia AS.

               10.21  Form of Agreement between AremisSoft, AremisSoft Hospitality (Switzerland)
                      GmbH, Verso Technologies, Inc. (formerly Eltrax Systems, Inc.), Eltrax AG, and
                      Eltrax Holding AG.

               10.22  Form of  Agreement between AremisSoft, AremisSoft Australia Pty Limited, Verso
                      Technologies, Inc. (formerly Eltrax Systems, Inc.), Eltrax Systems Pty Ltd, and
                      Eltrax International Group, Inc.


              10.23  Form of Agreement between AremisSoft, AremisSoft Hospitality (UK) Limited,
                     Verso Technologies, Inc. (formerly Eltrax Systems, Inc.), and Eltrax UK Limited.

               10.24 Form of Agreement between AremisSoft, Impact Level (M) Sdn. Bhd., Verso
                     Technologies, Inc. (formerly Eltrax Systems, Inc.), Eltrax Systems Sdn. Bhd., and
                     Eltrax International Inc.

               10.25 Form of Agreement between AremisSoft Hospitality Group (US), Inc., Verso
                     Technologies, Inc., (formerly Eltrax Systems, Inc.), and Eltrax Group, Inc.

               10.26 Form of Agreement between AremisSoft, AremisSoft (HK) Corporation Limited,
                     Verso Technologies, Inc. (formerly Eltrax Systems, Inc.), Eltrax Systems Pty
                     Limited, and  Eltrax International Inc.

               10.27 Form of Agreement between AremisSoft,  Latin America One Pte Ltd, Verso
                     Technologies, Inc. (formerly Eltrax Systems, Inc.),  and Eltrax Systems Pte Ltd.

               10.28 Form of Share Purchase Agreement for e-ChaRM Pvt Ltd.


                                              Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 19, 2000                     AREMISSOFT CORPORATION



                                    By: /s/ ROYS POYIADJIS
                                           ------------------------------------
                                           Roys Poyiadjis
                                           President & Chief Executive Officer